UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22960

Eubel Brady & Suttman Mutual Fund Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450	Cincinnati, Ohio 45246
(Address of principal executive offices)	(Zip code)

Carol J. Highsmith

225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Eubel Brady & Suttman
Income and Appreciation Fund
Ticker Symbol: EBSZX

Eubel Brady & Suttman
Income Fund
Ticker Symbol: EBSFX

Each a series of the
Eubel Brady & Suttman Mutual Fund Trust

ANNUAL REPORT

July 31, 2022

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
LETTER TO OUR SHAREHOLDERS	July 31, 2022

Dear Shareholders:

The normalization of monetary policy seemingly began in the second half of the fiscal year ended July 31, 2022, as the era of ultra-easy money came to an end with the Federal Reserve’s (the “Fed”) increase in short-term interest rates and initial reduction of its balance sheet. After years of working to boost inflation and lower unemployment, reigning in inflation and regaining price stability are now top priorities.

This initial phase of transitioning to a higher interest rate environment contributed to increased volatility during the January 1, 2022 to July 31, 2022 period of the fiscal year which created a larger opportunity set for each Fund. Finally, after the ultra-low-rate environment of the last 13 or so years, we are seeing more investment candidates meeting our criteria. Our defensive bias is giving way to optimism.

We discuss the year in more detail, review our investment philosophy and results, and share our perspective below. We welcome your questions, comments or both. Feel free to give us a call anytime (800-391-1223).

A Review of the 2022 Fiscal Year –

Fed Policy – During the first half of the Funds’ fiscal year, Fed policy was little changed from recent years. Its proverbial foot remained on the accelerator.

However, as inflation continued logging higher highs in the second half of the Funds’ fiscal year, the Fed changed its tone and began to vigorously tighten monetary conditions. Its back-to-back 0.75% rate increases in June 2022 and July 2022 marks the most aggressive tightening sequence since the ‘80s. After many years of doing whatever it takes to support maximum employment, jobs may now have to be sacrificed in the pursuit of lower inflation and price stability.

Portfolio Positioning – In the first half of the Funds’ fiscal year we maintained, through our lens, defensive posturing similar to recent years. As yields began to rise and credit spreads (number of basis points a corporate security yields over a Treasury of equal maturity) widened in early January 2022, the number of non-convertible and convertible securities piquing our interest began to increase. With a greater number of investment opportunities possessing more favorable risk/reward attributes, we extended maturities modestly in the Eubel Brady & Suttman Income Fund (“EBSFX”) and Eubel Brady & Suttman Income and Appreciation Fund (“EBSZX”) to capture higher yields. In EBSZX we increased our convertible exposure, augmenting equity sensitivity.

Many investors focused on the media coverage of the inverted yield curve, prospects of a recession and myriad of geopolitical risks during the second half of the Funds’ fiscal year which contributed to elevated selling pressures. We viewed the volatility as an opportunity and separated the noise from the underlying creditworthiness and risk/reward tradeoff of individual securities in the portfolios. Knowing the investments you own and why you own them is always important, but especially important when economic uncertainty is elevated, in our view.

Investment Philosophy – Managing risks so that investors are being adequately compensated for them is an important element of our bottom-up investment philosophy. Flexibility in portfolio management can support long -term success, in our view. As such, each Fund has latitude with respect to maturity, duration (price sensitivity to a change in interest rates) and credit quality (among other factors) which allows us to invest where we find the most value.

Importantly, since we are not managing to a specific maturity or duration target, we can and often do hold bonds to maturity. We believe this provides our Funds an advantage over those which are more constrained and are constantly repositioning their portfolio to stay within a specific mandate.

Furthermore, with the Funds’ investor base being comprised of EBS clients, fund flows are considerably more stable than those of funds open to the general public. This, too, can provide the Funds advantages relative to those which may have assets under management fluctuate wildly at the whims of unknown investors’ emotions. For example, when investors exit a fund en masse during a time of panic, it can result in forced selling at an inopportune time. However, this same event can provide investment opportunities for investors with capital available (e.g., the Funds).

Each Fund held around 50 securities at fiscal year-end but maintained good diversification, in our view. We are inclined to generally hold fewer rather than more securities. We believe this allows us to be more selective and provide closer oversight.

The composition of the EBS Funds will often be materially different than their benchmarks. You should expect their returns to diverge from the benchmarks – at times significantly. Lastly, neither Fund uses leverage (borrows money) to make investments.

Results For Various Periods Ended July 31, 2022 – Since inception (September 30, 2014) through July 31, 2022, the EBS Income and Appreciation Fund (“EBSZX”) posted a total annualized return of 2.87%, while its primary benchmark, the ICE BofA U.S. Yield Alternatives Index, returned 2.92%. On a five-year basis, the Fund returned 2.79% and the benchmark 3.33%. On a three-year basis, the Fund returned 3.17% and the benchmark 2.09%. On a one-year basis, the Fund returned -2.39% and the benchmark returned -14.42%. Lastly, on a six-month basis, the Fund returned -2.77% and the benchmark returned -9.98%.

The primary factors contributing to EBSZX’s outperformance, relative to its benchmark, during the six-month, one-year and three-year periods and underperformance in other periods are described below:

●	EBSZX’s convertible and common stock securities contracted less than the benchmark, on average, during the six-month and one-year periods.

●	During the five-year and since-inception periods, the Fund’s less equity sensitive convertible securities and non-convertible instruments contributed to its underperformance relative to its more equity sensitive benchmark which benefited to a greater degree from rising equity prices.

Although we increased EBSZX’s convertible exposure from 12.0% at the beginning of the fiscal year to 35.5% at the end, it remains well positioned to add additional convertible exposure as opportunities arise.

Since inception (September 30, 2014) through July 31, 2022, the EBS Income Fund (“EBSFX”) logged a total annualized return of 1.99%, while its primary benchmark, the ICE BofA U.S. Corporate & Government Master Index was up 1.95%. On a five-year basis, the Fund returned 1.82% and the benchmark 1.41%. On a three-year basis, the Fund returned 1.47% and the benchmark -0.17%. On a one-year basis, the Fund returned -2.40% and the benchmark -10.03%. Lastly, on a six-month basis, the Fund returned -1.89% and the benchmark -6.93%.

The primary factors contributing to EBSFX’s outperformance, relative to its benchmark, in all periods are described below:

●	EBSFX outpaced its benchmark, in part, because of its shorter duration. As yields rose, the longer duration and more interest rate sensitive benchmark contracted at a faster rate.

Our Perspective – In addition to copious amounts of COVID-induced liquidity in the system, onshoring of jobs, scarcity of labor and limited materials could make tamping down inflation an extended and arduous process.

Although we modestly extended maturities in each Fund during the fiscal year to enhance yield, we remain well-positioned, in our view, to navigate a changing interest rate environment.

After many years of ultra-low yields and the excesses such an environment promotes, modestly higher rates should be healthy for the overall economy and once again instill a degree of discipline into capital allocation decisions.

Although we increased convertible security exposure notably during the fiscal year, it remains lower than we prefer. Of course, we look forward to capitalizing on additional opportunities as they arise.

We appreciate your trust and confidence in our firm.

Sincerely,

The EBS Research Group

Important Disclosures – Performance data quoted in this letter or the report itself represents past performance. Past performance does not guarantee future results. The value of an investor’s shares will fluctuate, and may be worth more or less than the original cost when redeemed. Current performance may be higher or lower than performance quoted herein. Performance data, current to the most recent month end, is available by calling 1-800-391-1223.

The information in this “Letter To Our Shareholders” represents the opinion of the author and is not intended to be a forecast or investment advice. This publication does not constitute an offer or solicitation of any transaction in any securities. Information contained in this publication has been obtained from sources believed to be reliable, but has not been independently verified by EBS. Please note that any discussion of fund holdings, fund performance and views expressed are as of July 31, 2022 (except if otherwise stated) and are subject to change without notice.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND
PERFORMANCE INFORMATION
July 31, 2022 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Eubel Brady & Suttman Income and Appreciation Fund versus the
ICE BofA U.S. Yield Alternatives Index, the ICE BofA U.S. Total Return Alternatives Index
and the ICE BofA 1-10 Year Corporate Index

Average Annual Total Returns(a)
For the periods ended July 31, 2022

	1 Year	5 Years	Since Inception(b)
Eubel Brady & Suttman Income and Appreciation Fund	(2.39%)	2.79%	2.87%
ICE BofA U.S. Yield Alternatives Index*	(14.42%)	3.33%	2.92%
ICE BofA U.S. Total Return Alternatives Index*	(16.89%)	10.53%	8.89%
ICE BofA 1-10 Year Corporate Index*	(8.32%)	1.85%	2.37%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund.

(b)	Represents the period from the commencement of operations (September 30, 2014) through July 31, 2022.

*	The ICE BofA U.S. Yield Alternatives Index tracks the performance of U.S. dollar denominated convertible debt. The ICE BofA U.S. Total Return Alternatives Index tracks the performance of U.S. dollar denominated convertible debt with more equity sensitivity than typically found in the Yield Alternatives Index, on average. The ICE BofA 1-10 Year Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market with a remaining term to final maturity less than 10 years. The Fund does not invest solely in securities included in these indices and may invest in other types of securities.

The performance in the chart represents past performance. Performance shown above does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of shares. Current performance may be higher or lower than the performance data presented above. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. As presented in the Fund’s prospectus dated December 1, 2021, the Fund’s total operating expense ratio was 0.28% of the Fund’s average daily net assets. Each Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund. The Fund’s performance reflects the deduction of these fees. Investors cannot invest directly in an index.

EUBEL BRADY & SUTTMAN INCOME FUND
PERFORMANCE INFORMATION
July 31, 2022 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Eubel Brady & Suttman Income Fund versus
the ICE BofA U.S. Corporate & Government Master Index and
the ICE BofA U.S. Corporate & Government 1-10 Yrs Index

Average Annual Total Returns(a)
For the periods ended July 31, 2022

	1 Year	5 Years	Since Inception(b)
Eubel Brady & Suttman Income Fund	(2.40%)	1.82%	1.99%
ICE BofA U.S. Corporate & Government Master Index*	(10.03%)	1.41%	1.95%
ICE BofA U.S. Corporate & Government 1-10 Yrs Index*	(6.55%)	1.36%	1.69%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund.

(b)	Represents the period from the commencement of operations (September 30, 2014) through July 31, 2022.

*	The ICE BofA U.S. Corporate & Government Master Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities. The ICE BofA U.S. Corporate & Government 1-10 Yrs Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities with a remaining term to final maturity less than 10 years. The Fund does not invest solely in securities included in these indices and may invest in other types of securities.

The performance in the chart represents past performance. Performance shown above does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of shares. Current performance may be higher or lower than the performance data presented above. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. As presented in the Fund’s prospectus dated December 1, 2021, the Fund’s total operating expense ratio was 0.23% of the Fund’s average daily net assets. Each Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund. The Fund’s performance reflects the deduction of these fees. Investors cannot invest directly in an index.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
PORTFOLIO INFORMATION
July 31, 2022 (Unaudited)

Eubel Brady & Suttman Income and Appreciation Fund
Asset Allocation (% of Net Assets)

Eubel Brady & Suttman Income Fund
Asset Allocation (% of Net Assets)

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND
SCHEDULE OF INVESTMENTS
July 31, 2022

CORPORATE BONDS — 51.5%	Coupon	Maturity	Par Value	Value
Communications — 3.3%
Discovery Communications, LLC	2.950%	03/20/23	$900,000	$897,333
Discovery Communications, LLC	3.800%	03/13/24	2,085,000	2,077,098
Discovery Communications, LLC	3.950%	06/15/25	1,000,000	988,663
				3,963,094
Consumer Staples — 2.6%
Honeywell International, Inc.	0.483%	08/19/22	219,000	218,771
Kroger Company (The)	3.850%	08/01/23	1,000,000	1,003,189
Kroger Company (The)	2.650%	10/15/26	2,000,000	1,921,775
				3,143,735
Energy — 3.3%
CONSOL Energy, Inc., 144A	11.000%	11/15/25	3,000,000	3,037,500
Exxon Mobil Corporation	3.043%	03/01/26	1,000,000	997,247
				4,034,747
Financials — 21.6%
Bank of America Corporation (3MO LIBOR + 370.5, effective 09/05/24) (a)(b)	6.250%	03/05/65	2,000,000	2,010,816
Bank OZK (SOFR + 209, effective 10/01/26) (a)	2.750%	10/01/31	3,600,000	3,271,453
Charles Schwab Corporation (The)	0.900%	03/11/26	3,000,000	2,753,198
Citigroup, Inc. (SOFR + 166.7, effective 05/15/23) (a)	1.678%	05/15/24	2,359,000	2,321,501
CNG Holdings, Inc., 144A	12.500%	06/15/24	2,700,000	2,484,000
First Maryland Capital I (3MO LIBOR + 100) (a)	3.512%	01/15/27	2,000,000	1,883,775
Goldman Sachs Group, Inc. (The) (3MO LIBOR + 75) (a)	2.255%	02/23/23	500,000	499,315
JPMorgan Chase & Company (3MO LIBOR + 123) (a)	4.013%	10/24/23	2,000,000	2,000,884
M&T Bank Corporation (3MO LIBOR + 68) (a)	3.446%	07/26/23	1,510,000	1,511,027
NCP SNIP (c)(d)	13.500%	12/31/25	1,800,000	1,630,204
Southern Bancshares (N.C.), Inc. (SOFR + 241, effective 06/30/26) (a)	3.125%	06/30/31	2,200,000	2,040,033
Truist Bank (3MO LIBOR + 67) (a)	2.080%	05/15/27	2,000,000	1,851,587
Wells Fargo & Company	3.750%	01/24/24	1,895,000	1,905,054
				26,162,847

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 51.5%
(Continued)	Coupon	Maturity	Par Value	Value
Health Care — 8.8%
AmerisourceBergen Corporation	0.737%	05/15/23	$2,268,000	$2,227,210
Danaher Corporation	2.200%	11/15/24	1,492,000	1,444,413
McKesson Corporation	0.900%	12/03/25	3,900,000	3,547,208
Thermo Fisher Scientific, Inc.	1.215%	10/18/24	3,600,000	3,437,832
				10,656,663
Industrials — 5.3%
General Electric Company (3MO LIBOR + 100) (a)	2.829%	03/15/23	1,000,000	997,275
Huntington Ingalls Industries, Inc.	0.670%	08/16/23	3,500,000	3,383,924
Penske Truck Leasing Company, L.P., 144A	4.125%	08/01/23	1,130,000	1,130,313
Republic Services, Inc.	2.500%	08/15/24	849,000	832,341
				6,343,853
Materials — 4.4%
Ball Corporation	4.000%	11/15/23	2,000,000	1,995,000
DowDuPont, Inc.	4.493%	11/15/25	1,345,000	1,377,897
Steel Dynamics, Inc.	2.800%	12/15/24	2,000,000	1,950,935
				5,323,832
Utilities — 2.2%
American Electric Power Company, Inc.	2.031%	03/15/24	2,680,000	2,607,303

Total Corporate Bonds
(Cost $64,561,950)				$62,236,074

CONVERTIBLE BONDS — 35.5%	Coupon	Maturity	Par Value	Value
Communications — 9.1%
Airbnb, Inc.	0.000%	03/15/26	$5,000,000	$4,350,000
Dish Network Corporation	2.375%	03/15/24	1,000,000	890,000
Dish Network Corporation	0.000%	12/15/25	3,000,000	2,123,700
Twitter, Inc.	0.000%	03/15/26	4,000,000	3,686,000
				11,049,700

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND
SCHEDULE OF INVESTMENTS (Continued)

CONVERTIBLE BONDS — 35.5%
(Continued)	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 9.2%
Etsy, Inc.	0.125%	09/01/27	$2,000,000	$1,798,000
Etsy, Inc.	0.250%	06/15/28	3,000,000	2,418,000
Ford Motor Company	0.000%	03/15/26	3,000,000	3,210,000
Patrick Industries, Inc.	1.000%	02/01/23	2,000,000	1,975,275
Patrick Industries, Inc., 144A	1.750%	12/01/28	2,000,000	1,715,000
				11,116,275
Financials — 8.8%
Ares Capital Corporation	4.625%	03/01/24	2,000,000	2,151,250
Hope Bancorp, Inc.	2.000%	05/15/38	3,720,000	3,623,768
Prospect Capital Corporation	6.375%	03/01/25	2,272,000	2,272,000
Redwood Trust, Inc.	4.750%	08/15/23	2,700,000	2,571,750
				10,618,768
Technology — 8.4%
DocuSign, Inc.	0.000%	01/15/24	4,000,000	3,726,000
Envestnet, Inc.	0.750%	08/15/25	4,000,000	3,556,000
Guidewire Software, Inc.	1.250%	03/15/25	3,000,000	2,907,000
				10,189,000
Total Convertible Bonds
(Cost $44,597,795)				$42,973,743

BANK DEBT — 2.6%	Coupon	Maturity	Par Value	Value
Financials — 2.6%
NCP SPV Texas, L.P. Revolving Loan (Prime + 275) (a)(c)(d) (Cost $3,185,628)	8.250%	11/30/22	$3,185,628	$3,165,440

COMMON STOCKS — 1.6%			Shares	Value
Financials — 1.6%
Capital One Financial Corporation			$9,904	$1,087,756
Lincoln National Corporation			15,673	804,652
Total Common Stocks (Cost $934,971)				$1,892,408

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 8.2%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 2.08% (e) (Cost $9,878,774)	9,878,774	$9,878,774

Total Investments at Value — 99.4% (Cost $123,159,118)		$120,146,439

Other Assets in Excess of Liabilities — 0.6%		735,207

Net Assets — 100.0%		$120,881,646

144A -	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $8,366,813 as of July 31, 2022, representing 6.9% of net assets.

LIBOR -	London Interbank Offered Rate

SOFR -	Secured Overnight Financing Rate

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of July 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically.

(b)	Security has a perpetual maturity.

(c)	Illiquid security. The total fair value of these securities as of July 31, 2022 was $4,795,644, representing 4.0% of net assets.

(d)	Security has been valued using significant unobservable inputs in good faith by the Adviser in conformity with guidelines adopted by and subject to review by the Board of Trustees. The total value of such securities is $4,795,644 as of July 31, 2022, representing 4.0% of net assets.

(e)	The rate shown is the 7-day effective yield as of July 31, 2022.

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND
SCHEDULE OF INVESTMENTS
July 31, 2022

CORPORATE BONDS — 86.4%	Coupon	Maturity	Par Value	Value
Communications — 3.1%
Discovery Communications, LLC	3.950%	06/15/25	$6,851,000	$6,773,330
Discovery Communications, LLC	4.900%	03/11/26	4,000,000	4,069,509
				10,842,839
Consumer Staples — 6.0%
Kroger Company (The)	2.650%	10/15/26	11,098,000	10,663,929
Mondelez International, Inc.	2.125%	03/17/24	10,544,000	10,337,645
				21,001,574
Energy — 1.7%
CONSOL Energy, Inc., 144A	11.000%	11/15/25	5,700,000	5,771,250

Financials — 25.9%
American Express Company	2.250%	03/04/25	11,500,000	11,137,006
Bank of America Corporation	4.200%	08/26/24	4,500,000	4,544,756
Bank of America Corporation (3MO LIBOR + 370.5, effective 09/05/24) (a)(b)	6.250%	03/05/65	4,000,000	4,021,633
Bank OZK (SOFR + 209, effective 10/01/26) (a)	2.750%	10/01/31	10,080,000	9,160,067
Charles Schwab Corporation (The)	0.900%	03/11/26	12,000,000	11,012,793
CNG Holdings, Inc., 144A	12.500%	06/15/24	6,300,000	5,796,000
First Maryland Capital I (3MO LIBOR + 100) (a)	3.512%	01/15/27	5,000,000	4,709,437
Goldman Sachs Group, Inc. (The) (3MO LIBOR + 75) (a)	2.255%	02/23/23	71,000	70,903
Goldman Sachs Group, Inc. (The)	3.000%	06/13/23	5,000,000	4,956,365
JPMorgan Chase & Company	2.700%	05/18/23	3,000,000	2,982,657
JPMorgan Chase & Company (3MO LIBOR + 123) (a)	4.013%	10/24/23	2,115,000	2,115,935
JPMorgan Chase & Company (3MO LIBOR + 73, effective 04/23/23) (a)	3.559%	04/23/24	1,281,000	1,278,733
Loews Corporation	3.750%	04/01/26	10,000,000	10,068,085
Morgan Stanley	4.875%	11/01/22	3,100,000	3,114,166
NCP SNIP (c)(d)	13.500%	12/31/25	5,725,000	5,184,955
Southern Bancshares (N.C.), Inc. (SOFR + 241, effective 06/30/26) (a)	3.125%	06/30/31	5,800,000	5,378,268
Truist Bank (3MO LIBOR + 67) (a)	2.080%	05/15/27	5,788,000	5,358,494
				90,890,253

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 86.4%
(Continued)	Coupon	Maturity	Par Value	Value
Health Care — 24.9%
AbbVie, Inc.	2.900%	11/06/22	$7,275,000	$7,268,855
AmerisourceBergen Corporation	3.400%	05/15/24	11,000,000	10,927,510
Danaher Corporation	2.200%	11/15/24	10,858,000	10,511,682
Elevance Health, Inc.	2.375%	01/15/25	5,500,000	5,354,341
Laboratory Corporation of America	3.600%	02/01/25	10,000,000	9,982,423
McKesson Corporation	0.900%	12/03/25	12,065,000	10,973,605
Thermo Fisher Scientific, Inc.	1.215%	10/18/24	10,815,000	10,327,821
Walgreens Boots Alliance, Inc.	0.950%	11/17/23	11,500,000	11,162,796
Zimmer Biomet Holdings, Inc.	1.450%	11/22/24	11,500,000	10,882,389
				87,391,422
Industrials — 12.2%
General Electric Company (3MO LIBOR + 100) (a)	2.829%	03/15/23	5,000,000	4,986,377
Huntington Ingalls Industries, Inc.	0.670%	08/16/23	10,500,000	10,151,773
Lockheed Martin Corporation	3.550%	01/15/26	4,974,000	5,051,943
Penske Truck Leasing Company, L.P., 144A	2.700%	03/14/23	5,000,000	4,968,456
Penske Truck Leasing Company, L.P., 144A	4.125%	08/01/23	1,000,000	1,000,277
Raytheon Technology Corporation	3.950%	08/16/25	1,775,000	1,802,547
Republic Services, Inc.	2.500%	08/15/24	11,000,000	10,784,159
Roper Technologies, Inc.	3.650%	09/15/23	4,000,000	4,010,088
				42,755,620
Materials — 9.3%
Ball Corporation	4.000%	11/15/23	2,000,000	1,995,000
Ball Corporation	5.250%	07/01/25	8,836,000	8,946,450
DowDuPont, Inc.	4.205%	11/15/23	10,700,000	10,798,737
Steel Dynamics, Inc.	2.800%	12/15/24	11,271,000	10,994,497
				32,734,684
Technology — 3.3%
Hewlett Packard Enterprise Company	4.900%	10/15/25	11,231,000	11,543,047

Total Corporate Bonds
(Cost $313,127,250)				$302,930,689

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

U.S. TREASURY
OBLIGATIONS — 5.2%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes	0.750%	03/31/26	$10,000,000	$9,291,406
U.S. Treasury Notes	0.375%	07/31/27	10,000,000	8,915,625
Total U.S. Treasury Obligations
(Cost $19,561,771)				$18,207,031

BANK DEBT — 1.8%	Coupon	Maturity	Par Value	Value
Financials — 1.8%
NCP SPV Texas, L.P. Revolving Loan (Prime + 275) (a)(c)(d) (Cost $6,467,790)	8.250%	11/30/22	$6,467,790	$6,426,804

MONEY MARKET FUNDS — 6.0%			Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 2.08% (e) (Cost $20,972,862)			20,972,862	$20,972,862

Total Investments at Value — 99.4% (Cost $360,129,673)				$348,537,386

Other Assets in Excess of Liabilities — 0.6%				2,218,571

Net Assets — 100.0%				$350,755,957

144A -	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $17,535,983 as of July 31, 2022, representing 5.0% of net assets.

LIBOR -	London Interbank Offered Rate

SOFR -	Secured Overnight Financing Rate

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of July 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically.

(b)	Security has a perpetual maturity.

(c)	Illiquid security. The total fair value of these securities as of July 31, 2022 was $11,611,759, representing 3.3% of net assets.

(d)	Security has been valued using significant unobservable inputs in good faith by the Adviser in conformity with guidelines adopted by and subject to review by the Board of Trustees. The total value of such securities is $11,611,759 as of July 31, 2022, representing 3.3% of net assets.

(e)	The rate shown is the 7-day effective yield as of July 31, 2022.

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2022

	Eubel Brady
	& Suttman
	Income and	Eubel Brady
	Appreciation	& Suttman
	Fund	Income Fund
ASSETS
Investments in securities:
At cost	$123,159,118	$360,129,673
At value (Note 2)	$120,146,439	$348,537,386
Receivable for capital shares sold	2,944	12,598
Dividends and interest receivable	740,668	2,529,273
Other assets	16,343	24,549
Total assets	120,906,394	351,103,806

LIABILITIES
Distributions payable	159	846
Payable for capital shares redeemed	1,111	293,615
Payable to administrator (Note 4)	10,080	22,470
Other accrued expenses	13,398	30,918
Total liabilities	24,748	347,849

NET ASSETS	$120,881,646	$350,755,957

NET ASSETS CONSIST OF:
Paid-in capital	$122,968,180	$366,438,964
Accumulated deficit	(2,086,534)	(15,683,007)
NET ASSETS	$120,881,646	$350,755,957

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,529,335	36,764,344

Net asset value, offering price and redemption price per share (Note 2)	$9.65	$9.54

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
STATEMENTS OF OPERATIONS
For the Year Ended July 31, 2022

	Eubel Brady
	& Suttman
	Income and	Eubel Brady
	Appreciation	& Suttman
	Fund	Income Fund
INVESTMENT INCOME
Dividends	$79,378	$47,000
Interest	3,195,797	7,371,356
Total investment income	3,275,175	7,418,356

EXPENSES
Administration fees (Note 4)	106,857	297,915
Shareholder servicing fees (Note 6)	48,129	135,440
Registration and filing fees	26,736	30,994
Legal fees	27,871	27,871
Custody and bank service fees	18,353	34,500
Audit and tax services fees	17,840	17,840
Trustees’ fees and expenses (Note 4)	16,370	16,370
Insurance expense	7,298	16,860
Shareholder reporting expenses	7,378	7,855
Pricing fees	5,108	4,586
Postage and supplies	3,217	3,383
Other expenses	11,240	12,179
Total expenses	296,397	605,793

NET INVESTMENT INCOME	2,978,778	6,812,563

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investment transactions	1,854,866	(1,575,872)
Net change in unrealized appreciation (depreciation) on investments	(7,773,072)	(13,945,763)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(5,918,206)	(15,521,635)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,939,428)	$(8,709,072)

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2022	July 31, 2021
FROM OPERATIONS
Net investment income	$2,978,778	$2,794,291
Net realized gains from investment transactions	1,854,866	3,435,119
Net change in unrealized appreciation (depreciation) on investments	(7,773,072)	3,113,629
Net increase (decrease) in net assets resulting from operations	(2,939,428)	9,343,039

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(5,164,807)	(3,444,131)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	17,375,902	16,849,213
Net asset value of shares issued in reinvestment of distributions to shareholders	5,162,068	3,442,296
Payments for shares redeemed	(11,736,847)	(9,640,065)
Net increase in net assets from capital share transactions	10,801,123	10,651,444

TOTAL INCREASE IN NET ASSETS	2,696,888	16,550,352

NET ASSETS
Beginning of year	118,184,758	101,634,406
End of year	$120,881,646	$118,184,758

CAPITAL SHARES ACTIVITY
Shares sold	1,740,824	1,655,391
Shares reinvested	514,934	341,630
Shares redeemed	(1,175,439)	(956,608)
Net increase in shares outstanding	1,080,319	1,040,413
Shares outstanding at beginning of year	11,449,016	10,408,603
Shares outstanding at end of year	12,529,335	11,449,016

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2022	July 31, 2021
FROM OPERATIONS
Net investment income	$6,812,563	$5,460,795
Net realized gains (losses) from investment transactions	(1,575,872)	755,400
Net change in unrealized appreciation (depreciation) on investments	(13,945,763)	2,088,437
Net increase (decrease) in net assets resulting from operations	(8,709,072)	8,304,632

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(6,829,373)	(5,481,954)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	159,438,628	135,505,778
Net asset value of shares issued in reinvestment of distributions to shareholders	6,821,872	5,474,966
Payments for shares redeemed	(111,505,198)	(35,759,813)
Net increase in net assets from capital share transactions	54,755,302	105,220,931

TOTAL INCREASE IN NET ASSETS	39,216,857	108,043,609

NET ASSETS
Beginning of year	311,539,100	203,495,491
End of year	$350,755,957	$311,539,100

CAPITAL SHARES ACTIVITY
Shares sold	16,288,700	13,631,168
Shares reinvested	702,812	551,547
Shares redeemed	(11,479,894)	(3,598,961)
Net increase in shares outstanding	5,511,618	10,583,754
Shares outstanding at beginning of year	31,252,726	20,668,972
Shares outstanding at end of year	36,764,344	31,252,726

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$10.32	$9.76	$9.81	$9.86	$9.97
Income (loss) from investment operations:
Net investment income	0.25	0.26	0.34	0.32	0.27
Net realized and unrealized gains (losses) on investments	(0.49)	0.63	(0.05)	(0.05)	(0.11)
Total from investment operations	(0.24)	0.89	0.29	0.27	0.16
Less distributions from:
Net investment income	(0.25)	(0.27)	(0.34)	(0.32)	(0.27)
Net realized gains on investments	(0.18)	(0.06)	—	—	—
Total distributions	(0.43)	(0.33)	(0.34)	(0.32)	(0.27)
Net asset value at end of year	$9.65	$10.32	$9.76	$9.81	$9.86
Total return (a)	(2.39%)	9.20%	3.04%	2.82%	1.61%
Net assets at end of year (000’s)	$120,882	$118,185	$101,634	$88,796	$88,318
Ratios/supplementary data:
Ratio of total expenses to average net assets	0.25%	0.26%	0.27%	0.27%	0.25%
Ratio of net investment income to average net assets	2.47%	2.59%	3.48%	3.24%	2.71%
Portfolio turnover rate	33%	50%	45%	16%	60%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$9.97	$9.85	$9.86	$9.82	$10.00
Income (loss) from investment operations:
Net investment income	0.19	0.21	0.35	0.33	0.27
Net realized and unrealized gains (losses) on investments	(0.43)	0.12	(0.01)	0.04	(0.19)
Total from investment operations	(0.24)	0.33	0.34	0.37	0.08
Less distributions from:
Net investment income	(0.19)	(0.21)	(0.35)	(0.33)	(0.26)
Net realized gains on investments	—	—	—	—	—
Total distributions	(0.19)	(0.21)	(0.35)	(0.33)	(0.26)
Net asset value at end of year	$9.54	$9.97	$9.85	$9.86	$9.82
Total return (a)	(2.40%)	3.43%	3.49%	3.86%	0.86%
Net assets at end of year (000’s)	$350,756	$311,539	$203,495	$200,716	$198,903
Ratios/supplementary data:
Ratio of total expenses to average net assets	0.18%	0.20%	0.21%	0.20%	0.20%
Ratio of net investment income to average net assets	2.01%	2.13%	3.51%	3.37%	2.69%
Portfolio turnover rate	50%	33%	27%	19%	65%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS
July 31, 2022

1.	Organization

Eubel Brady & Suttman Income and Appreciation Fund (“EBS Income and Appreciation Fund”) and Eubel Brady & Suttman Income Fund (“EBS Income Fund”) (individually, a “Fund” and collectively, the “Funds”) are each a no-load diversified series of Eubel Brady & Suttman Mutual Fund Trust (the “Trust”), an open-end management investment company organized as an Ohio business trust on April 22, 2014.

The investment objective of EBS Income and Appreciation Fund is to provide total return through a combination of current income and capital appreciation.

The investment objective of EBS Income Fund is to preserve capital, produce income and maximize total return.

2.	Significant Accounting Policies

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies,” including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

New Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates at the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently assessing the impact, if any.

Securities Valuation — Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are generally valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. The Funds typically use an independent pricing service to determine the value of their fixed income securities. The pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

securities without regard to sale or bid prices. Commercial paper may be valued at amortized cost, which under normal circumstances approximates market value.

If Eubel Brady & Suttman Asset Management, Inc. (the “Adviser”), the investment adviser to the Funds, determines that a price provided by the pricing service does not accurately reflect the market value of the securities or, when prices are not readily available from the pricing service, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review by the Board of Trustees of the Trust (the “Board”).

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Certain fixed income securities held by the Funds are classified as Level 2 since the values are typically provided by an independent pricing service that utilizes various “other significant observable inputs” as discussed above. Other fixed income securities (including certain corporate bonds and bank debt) held by the Funds, are classified as Level 3 since the values for these securities are based on prices derived from one or more significant inputs that are unobservable. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of each Fund’s investments and the inputs used to value the investments as of July 31, 2022 by security type:

EBS Income and Appreciation Fund:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$60,605,870	$1,630,204	$62,236,074
Convertible Bonds	—	42,973,743	—	42,973,743
Bank Debt	—	—	3,165,440	3,165,440
Common Stocks	1,892,408	—	—	1,892,408
Money Market Funds	9,878,774	—	—	9,878,774
Total	$11,771,182	$103,579,613	$4,795,644	$120,146,439

EBS Income Fund:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$297,745,734	$5,184,955	$302,930,689
U.S. Treasury Obligations	—	18,207,031	—	18,207,031
Bank Debt	—	—	6,426,804	6,426,804
Money Market Funds	20,972,862	—	—	20,972,862
Total	$20,972,862	$315,952,765	$11,611,759	$348,537,386

The following is a reconciliation of Level 3 investments of the Funds for which significant unobservable inputs were used to determine fair value for the year ended July 31, 2022:

EBS Income and Appreciation Fund

					Net change	Value
	Value as of				in unrealized	as of
Investments	July 31,		Sales/	Realized	appreciation	July 31,
in Securities	2021	Purchases	maturities	gains	(depreciation)	2022
Corporate Bonds	$2,438,016	$1,846,601	$(2,376,967)	$11,929	$(289,375)	$1,630,204
Bank Debt	2,289,137	1,144,979	(228,324)	—	(40,352)	3,165,440
Total	$4,727,153	$2,991,580	$(2,605,291)	$11,929	$(329,727)	$4,795,644

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

EBS Income Fund

					Net change
	Value as of				in unrealized	Value as of
Investments	July 31,		Sales/	Realized	appreciation	July 31,
in Securities	2021	Purchases	maturities	gains	(depreciation)	2022
Corporate Bonds	$5,319,307	$5,826,674	$(5,186,110)	$26,026	$(800,942)	$5,184,955
Bank Debt	4,647,643	2,324,655	(463,568)	—	(81,926)	6,426,804
Total	$9,966,950	$8,151,329	$(5,649,678)	$26,026	$(882,868)	$11,611,759

The total change in unrealized appreciation (depreciation) included on the Statements of Operations attributable to Level 3 investments still held at July 31, 2022 is ($210,148) and ($621,971) for EBS Income and Appreciation Fund and EBS Income Fund, respectively.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Adviser in conformity with guidelines adopted by and subject to review by the Board to determine the fair value of the Level 3 investments.

EBS Income and Appreciation Fund

					Weighted
					Average of
	Fair Value at	Valuation	Unobservable	Value/	Unobservable
	July 31, 2022	Technique	Input[1]	Range	Inputs
Corporate Bonds	$1,630,204	Management’s Estimate of Future Cash Flows	Discount Rate[2]	17.16%	N/A
Bank Debt	$3,165,440	DCF Model	Discount Rate[2]	10.36%	N/A

EBS Income Fund

					Weighted
					Average of
	Fair Value at	Valuation	Unobservable	Value/	Unobservable
	July 31, 2022	Technique	Input[1]	Range	Inputs
Corporate Bonds	$5,184,955	Management’s Estimate of Future Cash Flows	Discount Rate[2]	17.16%	N/A
Bank Debt	$6,426,804	DCF Model	Discount Rate[2]	10.36%	N/A

DCF - Discounted Cash Flow

[1]	Significant increases and decreases in the unobservable inputs used to determine fair value of Level 3 assets could result in significantly higher or lower fair value measurements. An increase to the unobservable input would result in a decrease to the fair value. A decrease to the unobservable input would have the opposite effect.

[2]	The Discount Rate used is determined by the Adviser by employing a reference benchmark, adjusted by a credit spread.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

There were no derivative instruments held by the Funds as of or during the year ended July 31, 2022.

Share Valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its NAV per share.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Income, Investment Transactions and Realized Capital Gains and Losses — Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is recorded as earned. Discounts and premiums on fixed income securities are amortized using the effective interest method. Investment transactions are accounted for on trade date. Realized capital gains and losses on investments sold are determined on a specific identification basis.

Expenses — Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable.

Distributions to Shareholders — Distributions to shareholders of net investment income, if any, are paid monthly. Capital gain distributions, if any, are distributed to shareholders annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and realized capital gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended July 31, 2022 and 2021 was as follows:

	Years		Long-Term	Total
	Ended	Ordinary Income	Capital Gains	Distributions
Eubel Brady & Suttman Income and Appreciation Fund	07/31/22	$4,234,753	$930,054	$5,164,807
	07/31/21	$3,444,131	$—	$3,444,131
Eubel Brady & Suttman Income Fund	07/31/22	$6,829,373	$—	$6,829,373
	07/31/21	$5,481,954	$—	$5,481,954

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of July 31, 2022:

	EBS
	Income and	EBS
	Appreciation	Income
	Fund	Fund
Tax cost of investments	$123,257,659	$360,129,673
Gross unrealized appreciation	$1,691,410	$152,467
Gross unrealized depreciation	(4,802,630)	(11,744,754)
Net unrealized depreciation on investments	(3,111,220)	(11,592,287)
Undistributed ordinary income	21,253	—
Undistributed long-term gains	1,003,433	—
Accumulated capital and other losses	—	(4,090,720)
Accumulated deficit	$(2,086,534)	$(15,683,007)

The difference between the federal income tax cost of investments and the Schedule of Investments cost for EBS Income and Appreciation Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to basis adjustments related to the Fund’s holdings in convertible bonds.

As of July 31, 2022, the Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes:

	EBS Income and
	Appreciation	EBS Income
	Fund	Fund
Short-term	$—	$1,406,245
Long-term	—	2,684,475
	$—	$4,090,720

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

These CLCFs, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended July 31, 2022, EBS Income Fund reclassified $1,010 of accumulated deficit against paid-in capital on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Each Fund identifies its major tax jurisdiction as U.S. Federal.

3.	Unfunded Loan Commitment

At July 31, 2022, unfunded loan commitments for the Funds were as follows:

		Unfunded
Fund	Borrower	Commitment
EBS Income and Appreciation Fund	NCP SVP Texas, L.P.	$114,372
EBS Income Fund	NCP SVP Texas, L.P.	$232,210

Pursuant to an Asset-Based Lending Credit Agreement between the Funds and NCP SVP Texas, L.P. (the “Borrower”), the Borrower has agreed to pay the Funds a commitment fee equal to 0.25% of the average daily unfunded commitment balance, which is included within interest income on the Statements of Operations.

4.	Transactions with Related Parties

Certain officers of the Trust are also officers of the Adviser, of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Funds.

Investment Adviser — Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser manages each Fund’s investments subject to oversight by the Board. The Funds do not pay the Adviser investment advisory fees under the Management Agreement. However, prior to investing in a Fund, a prospective shareholder must enter into an investment advisory agreement with the Adviser that calls for the payment of an advisory fee based upon a percentage of all assets (including shares of the Funds) managed by the Adviser on behalf

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

of the prospective shareholder. The fee schedule may be negotiable at the time the account is opened and is generally based upon the value of assets held in the client’s account and the style of management.

The Adviser has entered into an agreement with the Funds under which it has agreed to reimburse Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses, expenses incurred pursuant to the Funds’ Shareholder Servicing Plan and extraordinary expenses) to an amount not exceeding 0.35% of each Fund’s average daily net assets. Any payments by the Adviser of expenses which are a Fund’s obligation are subject to repayment by the Fund for a period of three years following the date on which such expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the lesser of: (i) the expense limitation in effect at the time such expenses were reimbursed; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement of such expenses. This agreement is currently in effect until December 1, 2023. No expense reimbursements were required during the year ended July 31, 2022.

Administrator — Ultimus provides administration, fund accounting and transfer agency services to each Fund. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Funds’ portfolio securities.

Compensation of Trustees — Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an interested person of the Trust receives from the Funds a fee of $2,625 for attendance at each meeting of the Board, in addition to reimbursement of travel and other expenses incurred in attending the meetings. The Chairperson of the Audit and Governance Committee receives an additional annual fee of $1,000, paid quarterly.

5.	Securities Transactions

During the year ended July 31, 2022, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

	EBS Income and
	Appreciation	EBS Income
	Fund	Fund
Purchases of investment securities	$59,463,724	$256,028,228
Proceeds from sales and maturities of investment securities	$31,730,891	$89,348,502

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended July 31, 2022, cost of purchases and proceeds from sales and maturities of long-term U.S. government securities were as follows:

	EBS Income and
	Appreciation	EBS Income
	Fund	Fund
Purchases of investment securities	$—	$31,898,690
Proceeds from sales and maturities of investment securities	$—	$40,262,793

6.	Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan (the “Plan”) which allows each Fund to make payments to financial organizations (including payments directly to the Adviser and the Distributor) for providing account administration and account maintenance services to Fund shareholders. The annual fees paid under the Plan may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the year ended July 31, 2022, EBS Income and Appreciation Fund and EBS Income Fund incurred $48,129 and $135,440, respectively, of shareholder servicing fees pursuant to the Plan. No payments were made to the Adviser or the Distributor during the year ended July 31, 2022.

7.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8.	Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of July 31, 2022, EBS Income and Appreciation Fund and EBS Income Fund had 34.6% and 27.7%, respectively, of the value of its net assets invested in securities within the Financials sector.

9.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Eubel Brady & Suttman Mutual Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Eubel Brady & Suttman Income and Appreciation Fund and Eubel Brady & Suttman Income Fund (the “Funds”), each a series of Eubel Brady & Suttman Mutual Fund Trust, as of July 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2014.

COHEN & COMPANY, LTD.
Cleveland, Ohio
September 28, 2022

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including shareholder servicing fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2022 through July 31, 2022).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is based on each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in each Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. They will not help you determine the relative total costs of owning different funds. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they impose any sales loads.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning	Ending		Expenses
	Account Value	Account Value	Expense	Paid During
	February 1, 2022	July 31, 2022	Ratio(a)	Period(b)
EBS Income and Appreciation Fund
Based on Actual Fund Return	$ 1,000.00	$ 972.30	0.24%	$ 1.17
Based on Hypothetical 5% Fund Return (before expenses)	$ 1,000.00	$ 1,023.60	0.24%	$ 1.20

EBS Income Fund
Based on Actual Fund Return	$ 1,000.00	$ 981.10	0.17%	$ 0.84
Based on Hypothetical 5% Fund Return (before expenses)	$ 1,000.00	$ 1,023.95	0.17%	$ 0.85

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. These filings are available upon request by calling 1-800-391-1223. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-391-1223, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-391-1223, or on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended July 31, 2022, EBS Income and Appreciation Fund designated $930,054 as long-term capital gain distributions.

Qualified Dividend Income – EBS Income and Appreciation Fund and EBS Income Fund designates 1.83% and 0%, respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. For EBS Income and Appreciation Fund and EBS Income Fund’s fiscal year 2022 ordinary income dividends, 1.83% and 0%, respectively, qualifies for the corporate dividends received deduction.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address and Date of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustees:
Scott E. Lundy, CFP* c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1976	Since July 2014	President and Trustee	Executive Vice President and Principal of Eubel Brady & Suttman Asset Management, Inc., the Funds’ investment adviser, since 2003; Chief Compliance Officer of Eubel Brady & Suttman Asset Management, Inc. from March 2016 to April 2019	2
Independent Trustees:
Virginia A. Boeckman c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1960	Since March 2017	Trustee	Manager, SAP Finance Application Development & Support for CareSource Ohio (non-profit managed healthcare provider) from January 2017 to present; Senior Project Manager, Finance at LexisNexis (an information service provider) from 2008 to 2017	2
Kathryn E. Borchers c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1963	Since June 2021	Trustee	Director, Employee Analytics and Data Solutions, Dayton Children’s Hospital from June 2022 to present; Senior Director, Human Resource (HR) Operations for CareSource Ohio (non-profit managed healthcare provider) from October 2016 to May 2022	2
Christopher C. Young c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1962	Chairman Since July 2016 Trustee Since July 2014	Trustee and Chairman	Chief Strategy Officer, Elementus Minerals LLC from July 2021 to present; Vice President, Sales of New Day Aluminum (aluminum manufacturer) from October 2016 to June 2021	2

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name, Address and Date of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Terri L. King, IACCP® Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of Birth: 1961	Since July 2014	Chief Compliance Officer	Chief Compliance Officer of Eubel Brady & Suttman Asset Management, Inc., the Funds’ investment adviser from April 2019 to present; Compliance Manager from 2003 to 2019
Angela A. Simmons Ultimus Fund Solutions, LLC 225 Pictoria Drive Ste. 450 Cincinnati, OH 45246 Year of Birth: 1975	Since January 2022	Treasurer	Vice President of Financial Administration of Ultimus Fund Solutions, LLC from January 2022 to present; Assistant Vice President from 2015 to 2022
Ronald L. Eubel Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of Birth: 1960	Since July 2014	Secretary	Co-Chief Investment Officer and Principal of Eubel Brady & Suttman Asset Management, Inc., the Funds’ investment adviser since 1993

*	Scott E. Lundy, as an affiliated person of Eubel Brady & Suttman Asset Management, Inc, the Funds’ investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) of the Investment Company Act of 1940.

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-391-1223.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees, including all of the Independent Trustees voting separately, has reviewed and approved the continuance of the Investment Advisory Agreement between the Trust, on behalf of the Eubel Brady & Suttman Income and Appreciation Fund (the “Appreciation Fund”) and the Eubel Brady & Suttman Income Fund (the “Income Fund”) (the Income and Appreciation Fund and the Income Fund are referred to collectively as the “Funds”), and the Adviser. Approval took place at an in-person meeting held on June 27, 2022, at which all Trustees were present, including all of the Independent Trustees.

In the course of their consideration of the continuation of the Investment Advisory Agreement, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the continuation of the Investment Advisory Agreement on behalf of the Funds. The Independent Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests from independent legal counsel. Prior to voting, the Independent Trustees met with and asked questions of representatives of the Adviser and also met separately with their independent legal counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect to the continuation of the Investment Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services

The Trustees received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by the Adviser. The Trustees specifically considered the depth and quality of the investment management process utilized for the Funds, the responsibilities of the members of the Research Group who oversee the daily portfolio management operations, and the longevity of their employment with the Adviser. The Trustees noted that the Adviser had taken advantage of opportunities that were presented in the markets, beginning in 2022 when equity prices began to decline in tandem with increasing yields and a widening of credit spreads. They were mindful that the Adviser used available cash held in the Appreciation Fund to increase its convertible exposure and noted that the percentage of convertibles held by the Fund reached its highest level since 2017. The Independent Trustees were mindful that the Income Fund’s orientation towards the shorter end of the yield curve, minimal government exposures and extent of available cash, allowed it to outperform its benchmarks during the one-year period ended March 31, 2022. The Independent Trustees further noted that the conservative nature of the Funds has generally allowed them to achieve effective relative performance during periods of downside volatility. The Independent Trustees then considered the host of ancillary

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

services provided to the Funds that go beyond furnishing investment advice, including compliance and risk management services and portfolio execution. After further discussion, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Expenses and Performance

The Trustees next considered information regarding each Fund’s expense ratio and also considered comparative expense information for each Fund’s peer group, as presented by the Adviser. The Appreciation Fund’s overall expense ratio was compared to funds within the Morningstar category of “Convertible Bond Funds” (no load). The Trustees noted that the overall expense ratio of the Appreciation Fund, which does not include a charge for advisory fees paid at the client account level, is lower than the average expense ratio for Convertible Bond Funds. The Trustees also considered the range of advisory fees charged by the Adviser at the client account level and applied that range to the overall expense ratio of the Appreciation Fund to estimate total costs to underlying shareholders. The Income Fund’s overall expense ratio was compared to funds within the Morningstar category of “Multisector Bond Funds” (no load). The Trustees noted that the overall expense ratio of the Income Fund, which did not include a charge for advisory fees at the client account level, is lower than the average expense ratio for Multisector Bond Funds. The Trustees also considered the range of advisory fees charged by the Adviser at the client account level and applied that range to the overall expense ratio of the Income Fund to estimate total costs to underlying shareholders. The Trustees found that the expense ratio for each Fund, which included an estimated advisory fee charged at the client account level, was within the range of the average expense ratios for the peer groups presented and concluded that each Fund’s expense ratio was reasonable. The Trustees also considered the ancillary services that are offered by the Adviser at no additional charge to shareholders. The Trustees also observed that the Adviser has committed to extending the expense cap arrangement with each Fund for an additional annual period. The Trustees next discussed each Fund’s performance record over short and longer-term periods ended March 31, 2022, as compared to the performance of its benchmark indices and Morningstar category. The Trustees noted that each Fund had exceeded the performance of its benchmark index and Morningstar category average for the year ended March 31, 2022 and considered that the relatively high levels of cash held by the Funds allowed the Adviser to capitalize upon opportunities that were presented in the markets. The Trustees noted that they had heard the reasons for the Funds’ relative performance results and considered the Adviser’s views that the relative outperformance of the Appreciation Fund for the one-year period and relative underperformance for the five-year period was due to its lower equity sensitivity, while the relative outperformance of the Income Fund for the one-year period and relative underperformance for the five-year period was due to its shorter duration and lower government securities exposures. The Trustees discussed

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

the performance of the Adviser’s separately-managed account (“SMA”) strategies that hold shares of the Funds. The Trustees noted that the Adviser does not sub-advise any accounts with similar investment objectives as the Funds. After considering each factor, the Independent Trustees concluded that the Adviser has demonstrated a satisfactory performance record for each Fund.

Investment Advisory Fee Rates

The Trustees considered that the Adviser is being compensated by each client under the terms described in their respective SMA client agreements and the Adviser does not charge an investment advisory fee at the Fund level. The Trustees reviewed and considered the range of advisory fees payable to the Adviser for SMA services and compared such information with the fees charged by the other funds in the relevant Morningstar peer group for each Fund. The Trustees concluded that the advisory fee ranges charged at the SMA account level were reasonable in relation to the average rates for the peer groups presented, and the clients generally received more services for their fees.

Profitability

The Trustees reviewed information regarding the Adviser’s cost of providing services to the Funds and the methods that were used to determine profitability. They discussed the profits of the Adviser and the other ancillary benefits that the Adviser receives with regard to providing advisory services to the Funds and concluded that these profits are not excessive. Following a discussion of the profits and expenses of the Adviser, it was the conclusion of the Independent Trustees that the profits of the Adviser are not unreasonable and represent a fair and entrepreneurial profit, in light of the quality and scope of services (which go well beyond managing the Funds) that are provided by the Adviser.

Economies of Scale

The Trustees discussed economies of scale, noting that the Funds do not pay a direct advisory fee, and that each Fund is operating below the agreed upon expense cap. The Trustees noted that the Adviser has generally provided for breakpoints in its advisory fees charged at the client account level, thus allowing its clients to recognize economies of scale as their accounts grow.

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EBS-AR-22

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Virginia A. Boeckman. Ms. Boeckman is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $30,000 and $30,000 with respect to the registrant’s fiscal years ended July 31, 2022 and July 31, 2021, respectively.

(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 and $6,000 with respect to the registrant’s fiscal years ended July 31, 2022, and July 31, 2021, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended July 31, 2022 and July 31, 2021, aggregate non-audit fees of $6,000 and $6,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable

(j)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Eubel Brady & Suttman Mutual Fund Trust

By (Signature and Title)*		/s/ Scott E. Lundy
Scott E. Lundy, President

Date	October 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Scott E. Lundy
Scott E. Lundy, President

Date	October 4, 2022

By (Signature and Title)*		/s/ Angela A. Simmons
Angela A. Simmons, Treasurer

Date	October 4, 2022

* Print the name and title of each signing officer under his or her signature.